SECURITIES PURCHASE AGREEMENT
This Securities Purchase Agreement (this “Agreement”) is made and entered into as of March 30, 2022 (the “Effective Date”) by and among MedAvail Holdings, Inc., a Delaware corporation (the “Company”), and the purchasers listed on the signature pages hereto (each a “Purchaser” and together the “Purchasers”). Certain terms used and not otherwise defined in the text of this Agreement are defined in SECTION 9 hereof.
RECITALS
WHEREAS, the Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act, and Rule 506 of Regulation D promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act; and
WHEREAS, the Company desires to sell to the Purchasers, and the Purchasers desire to purchase from the Company, shares of common stock, par value $0.001 per share (the “Common Stock”) at a purchase price equal to the Purchase Price (defined below), together with warrants, in substantially the form attached hereto as Exhibit A, to purchase up to that number of additional shares of Common Stock equal to fifty percent (50%) of the number of shares of Common Stock purchased by such Purchaser (rounded down to the nearest whole share) at an exercise price per share of $1.25 (the “Warrants”), each in accordance with the terms and provisions of this Agreement.
NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants herein contained, the parties hereto hereby agree as follows:
SECTION 1.Authorization of Securities.
1.01The Company has authorized the sale and issuance of shares of Common Stock (the “Shares”), the Warrants and the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”), on the terms and subject to the conditions set forth in this Agreement. The Shares and the Warrants sold hereunder at the Closing (as defined below), shall be referred to as the “Securities.”
SECTION 2.Sale and Purchase of the Securities.
2.01Closings. Upon the terms and subject to the conditions herein contained, the Company agrees to sell to each Purchaser, and each Purchaser agrees, severally and not jointly, to purchase from the Company, at either a first closing (the “First Closing”) to occur on or before April 4, 2022 (the “First Closing Date”) or a second closing (the “Second Closing” and together with the First Closing, each, a “Closing”) to occur on July 1, 2022 or promptly thereafter (the “Second Closing Date” and together with the First Closing Date, each, the “Closing Date”), that number of shares of Common Stock set forth opposite such Purchaser’s name on the Schedule of Purchasers attached as Schedule I under the heading “Shares of Common Stock” for the purchase price to be paid by each Purchaser set forth opposite such Purchaser’s name on the Schedule of Purchasers (registered in the name of such Purchaser or its nominee in accordance with its delivery instructions), together with corresponding Warrants exercisable for that number of Warrant Shares set forth on Schedule I under the heading “Warrant Shares”.
2.02Purchase Price; Delivery. At the Closing, each Purchaser will pay the applicable purchase price set forth opposite such Purchaser’s name on the Schedule of Purchasers by wire transfer of immediately available funds in accordance with wire instructions provided by the Company to the Purchasers on or prior to the Closing. Notwithstanding anything to the contrary set forth herein, upon request made by Purchaser to the Company, the Company shall provide Purchaser with evidence reasonably satisfactory to the Purchaser regarding its ownership of the Securities purchased at the Closing, such as (i) evidence from the Company’s transfer agent showing such Purchaser’s purchased Securities credited to such Purchaser’s book-entry account maintained by the transfer agent on and as of the Closing Date, or (ii) a stock certificate representing such Purchaser’s purchased Securities.
SECTION 3.Representations and Warranties of the Purchasers. Each Purchaser, severally and not jointly, represents and warrants to the Company and Cowen and Company, LLC (“Cowen”) that the statements contained in this SECTION 3 are true and correct as of the Effective Date, and will be true and correct as of the Closing Date:
3.01Validity. The execution, delivery and performance of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby have been duly authorized by all necessary corporate, partnership, limited liability or similar actions, as applicable, on the part of such Purchaser. This Agreement has been duly executed and delivered by the Purchaser and constitutes a valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.
3.02Brokers. There is no broker, investment banker, financial advisor, finder or other person which has been retained by or is authorized to act on behalf of the Purchaser who might be entitled to any fee or commission for which the Company will be liable in connection with the execution of this Agreement and the consummation of the transactions contemplated hereby.
3.03Investment Representations and Warranties. The Purchaser understands and agrees that the offering and sale of the Securities has not been registered under the Securities Act or any applicable state securities laws and is being made in reliance upon federal and state exemptions for transactions not involving a public offering which depend upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein.
3.04Acquisition for Own Account. The Purchaser is acquiring the Securities for its own account for investment and not with a view towards distribution in a manner which would violate the Securities Act or any applicable state or other securities laws without prejudice, however, to such Purchaser’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by any Purchaser to hold the Securities for any period of time. The Purchaser is not party to any agreement providing for or contemplating the distribution of any of the Securities in a manner which would violate the Securities Act or any applicable state or other securities laws.
3.05No General Solicitation. The Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television, radio or the internet or presented at any seminar or any other general solicitation or general advertisement. The purchase of the Securities has not been solicited by or through anyone other than the Company or Cowen on behalf of the Company.
3.06Ability to Protect Its Own Interests and Bear Economic Risks. The Purchaser has the capacity to protect its own interests in connection with the transactions contemplated by this Agreement and is capable of evaluating the merits and risks of the investment in the Securities. The Purchaser is able to bear the economic risk of an investment in the Securities.
3.07Accredited Investor; No Bad Actor. The Purchaser is an “accredited investor” as that term is defined in Rule 501(a) under the Securities Act. To the extent the Purchaser is a “Company Covered Person”: (i) the Purchaser has not taken any of the actions set forth in, and is not subject to, the disqualification provisions of Rule 506(d)(1) of the Securities Act; and (ii) neither the Purchaser nor, to the knowledge of the Purchaser, any of its directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members is subject to any Disqualification Events, except for Disqualification Events covered by Rule 506(d)(2)(ii)-(iii) or (d)(3) under the Securities Act.
3.08Access to Information. The Purchaser has been given access to Company documents, records, and other information, and has had adequate opportunity to ask questions of, and receive answers from, the Company’s officers, employees, agents, accountants and representatives concerning the Company’s business, operations, financial condition, assets, liabilities and all other matters relevant to its investment in the Securities. Purchaser understands that an investment in the Securities bears significant risk. The Purchaser understands that Cowen has acted solely as the agent of the Company in this placement of the Securities and such Purchaser has not relied on the business or legal advice of Cowen or any of its agents, counsel or affiliates in making its investment decision hereunder, and confirms that none of such persons has made any representations or warranties to such Purchaser in connection with the transactions contemplated hereunder and hereby.
3.09Restricted Securities. The Purchaser understands that the Securities will be characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a private placement under Section 4(a)(2) of the Securities Act and that under such laws and applicable regulations such Securities may be resold without registration under the Securities Act only in certain limited circumstances.
3.10Tax Advisors. The Purchaser has had the opportunity to review with the Purchaser’s own tax advisors the federal, state and local tax consequences of its purchase of the Securities set forth opposite such Purchaser’s name on the Schedule of Purchasers, where applicable, and the transactions contemplated by this Agreement. The Purchaser is relying solely on the Purchaser’s own determination as to tax consequences or the advice of such tax advisors and not on any statements or representations of the Company or any of its agents and understands that, except as otherwise provided herein, the Purchaser (and not the Company) shall be responsible for the Purchaser’s own tax liability that may arise as a result of the transactions contemplated by this Agreement.
3.11Short Sales. Other than consummating the transactions contemplated hereunder, the Purchaser has not directly or indirectly, nor has any individual or entity acting on behalf of or pursuant to any understanding with the Purchaser, executed any purchases or sales, including Short Sales (as defined below), of the securities of the Company during the period commencing at the time Purchaser was first contacted by the Company or any other individual or entity representing the Company regarding the transactions contemplated hereunder through the Effective Date. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers do not communicate or share information with, and have no direct knowledge of the investment decisions made by, the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets manage by, the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. The Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction) except as otherwise required by applicable law or where disclosure is made to its affiliates and its and their employees, representatives, advisors or agents in connection with this transaction. Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future. For purposes of this Agreement, “Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock). For the avoidance of doubt, nothing contained herein shall prohibit a Purchaser from engaging in (i) any purchase of securities by Purchaser, its controlled affiliates or any person or entity acting on behalf of Purchaser or any of its controlled affiliates in an open market transaction after the execution of this Agreement, (ii) any sale of securities of the Company purchased by Purchaser, its controlled affiliates or any person or entity acting on behalf of Purchaser or any of its controlled affiliates in an open market transaction after the execution of this Agreement, or (iii) ordinary course, non-speculative hedging transactions.
SECTION 4.Representations and Warranties by the Company. The Company represents and warrants to the Purchasers and Cowen that the statements contained in this SECTION 4 are true and correct as of the Effective Date, and will be true and correct as the Closing Date (other than the representations and warranties that speak as of a specific date, which shall be made as of such date), except as set forth in the SEC Reports (but excluding any disclosures of risks set forth under the heading “Risk Factors”, disclosures of risks set forth in any “forward-looking statements” disclaimer or in any other statements that are similarly cautionary or predictive in nature) or in the disclosure schedules delivered by the Company to the Purchasers on the Effective Date as attached as Schedule II (the “Disclosure Schedule”):
4.01Organization, Good Standing, Corporate Power and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the requisite corporate power and authority to own and operate its properties and assets, to carry on its business as presently conducted and as proposed to be conducted, to execute and deliver this Agreement, and to issue and sell the Securities listed on Schedule I under the First Closing, and subject to the approval by the Company’s stockholders of the Share Increase Proposal (as defined below) and the amendment of the Company’s certificate of incorporation in order to increase the authorized number of shares of Common Stock as may be necessary to issue the Shares and the Warrant Shares in the Second Closing, to issue and sell the Securities listed on Schedule I under the Second Closing, and to perform its obligations pursuant to this Agreement. The Company is presently qualified to do business as a foreign corporation in each jurisdiction where the failure to be so qualified could reasonably be expected to have a Material Adverse Effect.

4.02Subsidiaries. The Company does not own or control, directly or indirectly, any interest in any corporation, partnership, limited liability company, association or other business entity.
4.03Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to terminate the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the previous twelve (12) months, received (i) written notice from the Nasdaq Stock Market LLC that the Company is not in compliance with the listing or maintenance requirements of the Nasdaq Stock Market LLC that would result in immediate delisting or (ii) any notification, staff delisting determination, or public reprimand letter that requires a public announcement by the Company of any noncompliance or deficiency with respect to such listing or maintenance requirements. The Company is in compliance with all listing and maintenance requirements of the Nasdaq Stock Market LLC on the date hereof.
4.04Capitalization.
(a)As of the Effective Date, the authorized capital stock of the Company consists of 100,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock, par value $0.001 per share (“Preferred Stock”). As of December 31, 2021, the Company had 32,902,048 shares of Common Stock and no shares of Preferred Stock issued and outstanding. Since December 31, 2021, no shares of Common Stock or Preferred Stock have been issued by the Company other than pursuant to the exercise of an option to purchase Common Stock granted under the Stock Plans (as defined below) or as a result of vesting of a restricted stock unit under the Stock Plans. As of the Effective Date, the Common Stock and the Preferred Stock have the rights, preferences, privileges and restrictions set forth in the Amended and Restated Certificate of Incorporation of the Company (the “Restated Certificate”).
(b)As of the Effective Date, the Company has reserved 7,952,083 shares of Common Stock for issuance to officers, directors, employees and consultants of the Company pursuant to its equity incentive plans and an employee stock purchase plan duly adopted by the Board and approved by the Company stockholders (the “Stock Plans”). Since December 31, 2021no shares have been issued pursuant to exercises of options granted under the Stock Plans, options to purchase 2,924,339 shares of Common Stock have been granted and options to purchase 6,575,777 shares of Common Stock are currently outstanding, and 1,376,306 shares of Common Stock remain available for issuance to officers, directors, employees and consultants pursuant to the Stock Plans.
(c)Except for the securities and rights described in Subsection 4.03(b) of this Agreement and Subsection 4.04(c) of the Disclosure Schedule, and other than the transactions contemplated by this Agreement, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, to purchase or acquire from the Company any shares of Common Stock or Preferred Stock, or any securities convertible into or exchangeable for shares of Common Stock or Preferred Stock.
(d)As of the Effective Date, the outstanding shares have been duly authorized and validly issued in compliance with applicable laws, and are fully paid and nonassessable. The Company has reserved the Securities for issuance pursuant to this Agreement to be sold in the First Closing (and any Warrant Shares underlying Warrants issued at the First Closing) and subject to the approval by the Company’s stockholders of the Share Increase Proposal and the amendment of the Company’s certificate of incorporation in order to increase the authorized number of shares of Common Stock as may be necessary to issue the Shares and the Warrant Shares in the Second Closing, will reserve the Securities for issuance pursuant to this Agreement to be sold in the Second Closing (and any Warrant Shares underlying Warrants issued at the Second Closing).
(e)As of the Effective Date, all issued and outstanding shares of the Company’s Common Stock (i) have been duly authorized and validly issued and are fully paid and nonassessable, (ii) were issued in compliance with all applicable state and federal laws concerning the issuance of securities and (iii) were not issued in violation of any pre-emptive or similar rights.
(f)The Securities to be sold in the First Closing, when issued and delivered and paid for in compliance with the provisions of this Agreement, the Warrant Shares underlying the Warrants issued at the First Closing, when issued and delivered and paid for in compliance with the provisions of the applicable Warrant, and subject to the approval by the Company’s stockholders of the Share Increase Proposal and the amendment of the Company’s certificate of incorporation in order to increase the authorized number of shares of Common Stock as may be necessary to issue the Shares and the Warrant Shares in the Second Closing, the Securities to be sold in the Second Closing, when issued and delivered and paid for in compliance with the provisions of this Agreement, and the Warrant Shares underlying the Warrants issued at the Second Closing, when issued and delivered and paid for in compliance with the provisions of the applicable Warrant, will be duly authorized, validly issued, fully paid and nonassessable and issued in compliance with all applicable state and federal laws concerning the issuance of securities. The Securities will be free of any liens or encumbrances, other than any liens or encumbrances created by or agreed to in writing by the Purchasers; provided, however, that the Securities are subject to restrictions on transfer under U.S. state and/or federal securities laws and as set forth herein.
4.05Authorization. Subject to the approval by the Company’s stockholders of the Share Increase Proposal and the amendment of the Company’s certificate of incorporation in order to increase the authorized number of shares of Common Stock as may be necessary to issue the Shares and the Warrant Shares in the Second Closing, all corporate action on the part of the Company and its directors, officers and stockholders necessary for the authorization, execution and delivery of this Agreement by the Company, the authorization, sale, issuance and delivery of the Securities, and the performance of all of the Company’s obligations under this Agreement has been taken or will be taken prior to the First Closing or the Second Closing, as applicable. This Agreement, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except (i) as limited by laws of general application relating to bankruptcy, insolvency and the relief of debtors, (ii) as limited by rules of law governing specific performance, injunctive relief or other equitable remedies and by general principles of equity, and (iii) to the extent the indemnification provisions contained in this Agreement may further be limited by applicable laws and principles of public policy.
4.06Bad Actor. No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s Knowledge, any Company Covered Person, except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3), is applicable.
4.07Financial Statements. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”), applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial condition of the Company as of and for the dates thereof and its results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.
4.08Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof:
(a)there has been no event, occurrence or development that has had or that could reasonably be expected to have a Material Adverse Effect;
(b)the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission;
(c)the Company has not altered its method of accounting or changed its principal registered public accounting firm;
(d)the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock;
(e)there has not been any material damage, destruction or loss, whether or not covered by insurance, to any assets or properties of the Company;
(f)there has not been any waiver, not in the ordinary course of business, by the Company of a material right or of a material debt owed to it;
(g)there has not been any satisfaction or discharge of a material lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business;
(h)other than the contemplated amendment to the Company’s certificate of incorporation pursuant to the Share Increase Proposal following approval by the Company’s stockholders, there has not been any change or amendment to the Restated Certificate or Bylaws, or termination of or material amendment to any material contract;
(i)there has not been any material labor difficulties or, to the Company’s Knowledge, labor union organizing activities with respect to employees of the Company;

(j)there has not been any material transaction entered into by the Company other than in the ordinary course of business;
(k)there has not been a loss of the services of any executive officer (as defined in Rule 405 under the Securities Act) of the Company.
4.09Intellectual Property. The Company and its subsidiaries own or possess the valid right to use all (i) patents, patent applications, trademarks, trademark registrations, service marks, service mark registrations, Internet domain name registrations, copyrights, copyright registrations, licenses, trade secret rights (“Intellectual Property Rights”) and (ii) inventions, software, works of authorships, trademarks, service marks, trade names, formulae, know how, Internet domain names and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary confidential information, systems, or procedures) (collectively, "Intellectual Property Assets") necessary to conduct their respective businesses as currently conducted or as described to be conducted in the SEC Reports. The Company and its subsidiaries have not received written notice of any challenge by any other person to the rights of the Company and its subsidiaries with respect to any Intellectual Property Rights or Intellectual Property Assets owned or used by the Company or its subsidiaries. To the knowledge of the Company, the Company and its subsidiaries’ respective businesses as now conducted do not give rise to any infringement of, any misappropriation of, or other violation of, any valid and enforceable Intellectual Property Rights of any other person. All licenses for the use of the Intellectual Property Rights described in the SEC Reports are valid, binding upon, and enforceable by or against the parties thereto in accordance with its terms. The Company has no reason to believe that the licensors under such licenses and other agreements do not have and/or did not have all requisite power and authority to grant the rights to the Intellectual Property purported to be granted thereby. The Company has complied in all material respects with, and is not in material breach nor has received any asserted or threatened claim of breach of any Intellectual Property license, and the Company has no knowledge of any breach or anticipated breach by any other person to any Intellectual Property license. No claim has been made against the Company alleging the infringement by the Company of any patent, trademark, service mark, trade name, copyright, trade secret, license in or other intellectual property right or franchise right of any person. The Company has taken all reasonable steps to protect, maintain and safeguard its Intellectual Property Rights, including the execution of appropriate nondisclosure and confidentiality agreements. The consummation of the transactions contemplated by this Agreement will not result in the loss or impairment of or payment of any additional amounts with respect to, nor require the consent of any other person in respect of, the Company's right to own, use, or hold for use any of the Intellectual Property Rights as owned, used or held for use in the conduct of the business as currently conducted.
4.10Proprietary Information and Invention Assignment. Each current and former consultant to the Company has entered into an agreement containing appropriate confidentiality and invention assignment provisions. To the knowledge of the Company, no officer, employee or consultant of the Company is in violation of such confidential information and invention assignment agreement or any prior employee contract or proprietary information agreement with any other corporation or third party.
4.11Title to Properties and Assets; Liens. The Company has good and marketable title to its properties and assets, and has good title to all its leasehold interests, in each case, subject to no material mortgage, pledge, lien, lease, encumbrance or charge, other than (i) liens for current taxes not yet due and payable, (ii) liens imposed by law and incurred in the ordinary course of business for obligations not past due, (iii) liens in respect of pledges or deposits under workers’ compensation laws or similar legislation, and (iv) liens, encumbrances and defects in title which do not in any case materially detract from the value of the property subject thereto or, individually or in the aggregate, have, or would be reasonably expected to have, a Material Adverse Effect. With respect to the property and assets it leases, the Company is in compliance with such leases in all material respects and holds a valid leasehold interest free of any liens, claims or encumbrances, subject to clauses (i)-(iv) above. All facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by the Company are in good operating condition and repair and are reasonably fit and usable for the purposes for which they are being used.
4.12Compliance with Other Instruments. The Company is not in violation of any of its certificate of incorporation or bylaws, each as amended to date, or of any term or provision of any mortgage, indebtedness, indenture, contract, agreement, instrument, judgment, order or decree to which it is party or by which it is bound, where such violation which could reasonably be expected to have a Material Adverse Effect. The Company is not in violation of any federal or state statute, rule or regulation applicable to the Company, the violation of which could reasonably be expected to have a Material Adverse Effect. The execution and delivery of this Agreement by the Company, the performance by the Company of its obligations pursuant to this Agreement, and the issuance of the Securities, will not result in any violation of, or conflict with, or constitute a default under, the Company’s certificate of incorporation or bylaws, each as amended to date, any of the Company’s material agreements, nor result in the creation of any material mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company.
4.13Litigation. There are no actions, suits, proceedings or investigations pending against the Company or its properties (nor has the Company received written notice of any threat thereof) before any court or governmental agency that questions the validity of this Agreement or the ability of the Company to enter into them, or the ability of the Company to perform its obligations contemplated hereby and thereby, or that, either individually or in the aggregate, if determined adversely to the Company, would or could reasonably be expected to have a Material Adverse Effect or result in any change in the current equity ownership of the Company. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit or proceeding initiated by the Company currently pending or which the Company currently intends to initiate.
4.14Governmental Consent. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Securities, or the consummation of any other transaction contemplated by this Agreement, except (i) the continued effectiveness of the Restated Certificate with the office of the Secretary of State of the State of Delaware, as may be amended to increase the authorized number of shares of Common Stock to cover the Securities to be issued pursuant to this Agreement in connection with the Share Increase Proposal, (ii) the filing of such notices as may be required under the Securities Act, (iii) such filings as may be required under applicable state securities laws, which will be timely filed within the applicable periods therefor, and (iv) consents that have been obtained, or will be obtained, pursuant to the rules and regulations of Nasdaq, including a Nasdaq Listing of Additional Shares notification form.

4.15Permits. The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which would have a Material Adverse Effect, and reasonably believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as presently planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.
4.16Offering. Subject to the accuracy of the Purchasers’ representations and warranties in Section 3, the offer, sale and issuance of the Securities to be issued in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of the Securities Act and from the registration or qualification requirements of applicable state securities laws. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3, none of the Company, its subsidiaries nor, to the Company’s Knowledge, any of its affiliates or any person acting on its behalf has, directly or indirectly, at any time within the past six (6) months, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under the Securities Act in connection with the offer and sale by the Company of the Securities as contemplated hereby or (ii) cause the offer and sale of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions. Neither the Company nor, to the Company's Knowledge, any Person acting on behalf of the Company has offered or sold any of the Securities by any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television, radio or the internet or presented at any seminar or any other form of general solicitation or general advertising.
4.17Registration and Voting Rights. (i) Other than as set forth in the Registration Rights Agreement (as defined below), the Company is presently not under any obligation and has not granted any rights to register under the Securities Act any of its presently outstanding securities or any of its securities that may hereafter be issued; (ii) to the Company’s Knowledge, no stockholder of the Company has entered into any agreements with respect to the voting of capital shares of the Company; and (iii) other than the right to repurchase stock from its employees, consultants and other service providers pursuant to contractual rights of repurchase in connection with the cessation of services to the Company, the Company is not a party to any buy-sell agreements, option or right of first purchase agreements or other similar agreements of any kind with respect to sales of the Company’s securities.
4.18Brokers or Finders. Except as set forth in the Engagement Letter (as defined below), the Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Company, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement or any of the transactions contemplated hereby or any prior issuances of Company stock or warrants. There is no broker, investment banker, financial advisor, finder or other person which has been retained by or is authorized to act on behalf of the Company who might be entitled to any fee or commission for which the Purchaser will be liable in connection with the execution of this Agreement and the consummation of the transactions contemplated hereby.
4.19Tax Returns and Payments. The Company has timely filed all tax returns required to be filed by it with appropriate federal, state and local governmental agencies. These returns and reports are true and correct in all material respects. All taxes shown to be due and payable on such returns, any assessments imposed, and, to the Company’s Knowledge, all other taxes due and payable by the Company on or before the Closing have been paid or will be paid prior to the time they become delinquent. The Company has not been advised in writing (i) that any of its returns have been or are being audited as of the date hereof, or (ii) of any deficiency in assessment or proposed judgment with respect to its federal, state or local taxes. Notwithstanding anything herein to the contrary, the Company shall pay all transfer agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any exercise notice delivered by the Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchaser other than income and capital gains taxes of the Purchaser that may be incurred in connection with the transactions contemplated hereby.
4.20Real Property Holding Corporation. The Company is not a “real property holding corporation” within the meaning of Section 897(c)(2) of the Internal Revenue Code of 1986, as amended.
4.21Employees.
(a)To the Company’s Knowledge, there are no strikes, labor disputes or union organization activities pending or threatened between it and its employees. To the Company’s Knowledge, none of its employees belongs to any union or collective bargaining unit.
(b)The Company has entered into its standard form of employment agreement with each of its employees, its standard form of consulting agreement with each of its consultants. The Company is not aware that any officer or key employee intends to terminate his or her employment with the Company.
(c)The Company is not delinquent in payments to any of its employees, consultants or independent contractors for any wages, salaries, commissions, bonuses or other direct compensation for any service performed for it to the date hereof or amounts required to be reimbursed to such employees, consultants or independent contractors. The Company has complied in all material respects with all applicable state and federal equal employment opportunity laws and with other laws related to employment, including those related to wages, hours, worker classification and collective bargaining. The Company has withheld and paid to the appropriate governmental entity or is holding for payment not yet due to such governmental entity all amounts required to be withheld from employees of the Company and is not liable for any arrears of wages, taxes, penalties or other sums for failure to comply with any of the foregoing.
4.22Employee Benefit Plans. The Company has complied in all material respects with all applicable laws for and the terms of each employee benefit plan maintained, established or sponsored by the Company, or which the Company participates in or contributes to, which is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Company believes in good faith that any “nonqualified deferred compensation plan” (as such term is defined under Section 409A(d)(1) of the Code and the guidance thereunder) under which the Company makes, is obligated to make or promises to make, payments complies in all material respects, in both form and operation, with the requirements of Section 409A of the Code and the guidance thereunder.
4.23Obligations to Related Parties. No employee, officer, director or, to the Company’s Knowledge, member of his or her immediate family is indebted to the

Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of the Company, and (iii) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Company’s Board of Directors and stock purchase agreements approved by the Company’s Board of Directors). To the Company’s Knowledge, no employee, officer, director or stockholder, nor any member of their immediate families, is, directly or indirectly, interested in any contract with the Company (other than such contracts as relate to any such person’s ownership of capital stock or other securities of the Company) that would be disclosable under Item 404 of Regulation S-K.
4.24Insurance. The Company has in full force and effect fire and casualty insurance policies in amounts customary for companies in similar businesses similarly situated.
4.25Environmental and Safety Laws. The Company is not in material violation of any applicable statute, law, or regulation relating to the environment or occupational health and safety, and, no material expenditures are or will be required in order to comply with any such existing statute, law, or regulation.
4.26Data Privacy. In connection with its collection, storage, transfer (including, without limitation, any transfer across national borders) and/or use (collectively, “Processing”) of any information defined as “personal information,” “personal data,” “protected health information” or any analogous terms under applicable law from any individuals, including, without limitation, as applicable, any customers, prospective customers, employees and/or other third parties (collectively, “Personal Information”), the Company is and has been in compliance in all material respects with (i) all applicable laws relating to privacy or data security, telephone and text message communications, and marketing by email or other channels, in all jurisdictions, (ii) the Company’s privacy policies, and (iii) the privacy and data security requirements of any contracts or codes of conduct to which the Company is a party. The Company has commercially reasonable physical, technical, organizational and administrative security measures and policies in place to protect all Personal Information collected by it or on its behalf from and against unauthorized access, use and/or disclosure. The Company is and has been in compliance in all material respects with all laws relating to data loss, theft and breach of security notification obligations, and, as required by HIPAA, the Company has entered into a business associate agreement (each a “BAA”) that complies with the Health Insurance Portability and Accountability Act of 1996 and its implementing regulations, as amended (“HIPAA”), in each case in which the Company (i) is acting as a business associate (as defined in 45 C.F.R. § 160.103) or (ii) provides access to protected health information to a third party.
4.27IT Systems. There has been no material security breach or attack or other compromise of any of the Company’s information technology and computer systems, networks, hardware, software, data (including such data of their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of the Company), equipment or technology (“IT Systems and Data”). The Company has not been notified, and has no knowledge, of any security breach, attack or compromise of or to its IT Systems and Data, and the Company has complied, and is presently in compliance, in all material respects, with (A) all applicable laws, statutes and any legally binding judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, industry guidelines, standards, (B) all of the Company’s internal policies, and (C) and contractual obligations, each of (A)-(C) as related to the privacy and security of IT Systems and Data or to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification. The Company has implemented backup and disaster recovery technology.
4.28Foreign Corrupt Practices Act. Neither the Company nor any of its subsidiaries nor any of their respective directors, officers, employees or, to the Company’s Knowledge, agents have, directly or indirectly, made, offered, promised or authorized any payment or gift of any money or anything of value to or for the benefit of any “foreign official” (as such term is defined in the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”)), foreign political party or official thereof or candidate for foreign political office for the purpose of improperly (i) influencing any official act or decision of such official, party or candidate, (ii) inducing such official, party or candidate to use his, her or its influence to affect any act or decision of a foreign governmental authority, or (iii) securing any improper advantage, in the case of (i), (ii) and (iii) above in order to assist the Company or any of its affiliates in obtaining or retaining business for or with, or directing business to, any person. Neither the Company nor any of its subsidiaries nor any of their respective directors, officers, employees or, to the Company’s Knowledge, agents have made or authorized any bribe, rebate, payoff, influence payment, kickback or other unlawful payment of funds or received or retained any funds in violation of any law, rule or regulation. Neither the Company nor, to the Company’s Knowledge, any of its officers, directors or employees are the subject of any allegation, voluntary disclosure, investigation, prosecution or other enforcement action related to the FCPA or any other anti-corruption law (collectively, “Enforcement Action”).
4.29Export Control Laws. The Company has conducted all export transactions in accordance with applicable provisions of United States export control laws and regulations, including the Export Administration Regulations, the International Traffic in Arms Regulations, the regulations administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), and the export control laws and regulations of any other applicable jurisdiction. Without limiting the foregoing: (a) the Company has obtained all export licenses and other approvals, timely filed all required filings and has assigned the appropriate export classifications to all products, in each case as required for its exports of products, software and technologies from the United States and any other applicable jurisdiction; (b) the Company is in compliance with the terms of all applicable export licenses, classifications, filing requirements or other approvals; (c) there are no pending or, to the Knowledge of the Company, threatened claims against the Company with respect to such exports, classifications, required filings or other approvals; (d) there are no pending investigations related to the Company’s exports; and (e) there are no actions, conditions, or circumstances pertaining to the Company’s export transactions that would reasonably be expected to give rise to any material future claims. The Company will not directly or indirectly use the proceeds of the offering of the Securities contemplated hereby, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person or entity for the purpose of financing the activities of any Person that is the target of sanctions administered or enforced by such authorities or in connection with any country or territory that is the target of country-wide or territory-wide OFAC sanctions (currently, Iran, Syria, Cuba, North Korea, and the Crimea Region of Ukraine). None of the Company’s directors, officers, employees, or, to the Company’s Knowledge, agents acting on the Company’s behalf, is the target of OFAC sanctions or is subject to debarment or any list-based designations under U.S. export control laws and regulations, including U.S. sanctions.
4.30CFIUS. The Company has conducted an assessment and determined that the Company does not (a) produce, design, test, manufacture, fabricate, or develop

“critical technologies” as that term is defined in 31 C.F.R. § 800.215; (b) perform the functions as set forth in column 2 of Appendix A to 31 C.F.R. part 800 with respect to covered investment “critical infrastructure”; or (c) to the Company’s Knowledge, maintain or collect, directly or indirectly, “sensitive personal data” as that term is defined in 31 C.F.R. § 800.241.
4.31Investment Company Status. Neither the Company nor any of its Affiliates is, and immediately after the issuance and sale of the Securities hereunder and the application of the net proceeds from such issuance and sale, none of the Company nor any of its Affiliates will be, required to be registered as an “investment company” under the Investment Company Act of 1940, as amended.
4.32Distribution Restrictions. The Company is not currently prohibited, or as a result of the transactions contemplated by this Agreement, will not be prohibited, directly or indirectly, from making distributions with respect to its equity securities.
4.33SEC Reports. The Company has filed or furnished, as applicable, all reports, proxy statements, schedules, forms, statements, certifications and other documents (including exhibits and all other information incorporated by reference therein) required to be filed by the Company under the Securities Exchange Act of 1934, as amended (the “Exchange Act,” and such reports, proxy statements, schedules, forms, statements, certifications and other documents, the “SEC Reports”), for the two (2) years preceding the date hereof (or such shorter period since the Company was first required by law or regulation to file such material).
4.34Internal Controls. The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles; the Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting; there has been no fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting; since the date of the latest audited financial statements included or incorporated by reference in the Company’s SEC Reports, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and principal financial officer by others within those entities; such disclosure controls and procedures are effective. The Company is in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated by the Commission thereunder. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
4.35Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Common Stock, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, the Common Stock, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), as set forth in Section 4.33 of the Disclosure Schedules.
4.36Healthcare Regulatory Proceedings. There is no legal or governmental proceeding to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject, including any proceeding before the U.S. Department of Health and Human Services (“HHS”), U.S. state boards of pharmacy or comparable federal, state, local or foreign governmental bodies; and to the Company’s knowledge after reasonable investigation and due diligence inquiry, no such proceedings are threatened by governmental or regulatory authorities or threatened by others. The Company is in material compliance with all applicable federal, state, local and foreign laws, regulations, orders and decrees governing its business as prescribed by the HHS, or any other federal, state or foreign agencies or bodies engaged in the regulation of the Company’s business. Neither the Company nor any of its subsidiaries is a party to any corporate integrity agreements, monitoring agreements, consent decrees, settlement orders, or similar agreements with or imposed by any governmental or regulatory authority.  Additionally, neither the Company, any of its subsidiaries nor any of their respective employees, officers, directors, or, to the Company’s knowledge, any agents has been excluded, suspended or debarred from participation in any U.S. federal health care program or human clinical research or, to the knowledge of the Company, is subject to a governmental inquiry, investigation, proceeding, or other similar action that could reasonably be expected to result in debarment, suspension, or exclusion.
4.37Regulatory Matters. The Company has not received any correspondence or notice from any court or arbitrator or federal, state, local, or foreign governmental or regulatory authority, alleging or asserting noncompliance with the Health Care Laws (as defined below). The Company and its directors, officers, employees and, to the Company’s knowledge, agents are and have been in material compliance with all applicable health care laws, including without limitation, the Federal Food, Drug, and Cosmetic Act (21 U.S.C. §301 et seq.), the Controlled Substances Act (21 U.S.C. § 801 et seq.), the federal Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)), the civil False Claims Act (31 U.S.C. § 3729 et seq.), the criminal False Claims Law (42 U.S.C. § 1320a-7b(a)), the Civil Monetary Penalties Law (42 U.S.C. § 1320a-7a), the Health Insurance Portability and Accountability Act of 1996 (42 U.S.C. § 1320d et seq.), as amended by the Health Information Technology for Economic and Clinical Health Act of 2009 (42 U.S.C. § 17921 et seq.) the exclusions law (42 U.S.C. § 1320a-7), Medicare (Title XVIII of the Social Security Act), Medicaid (Title XIX of the Social Security Act), and the Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Reconciliation Act of 2010, and the regulation promulgated pursuant to such laws, and comparable state laws, and all other local, state, federal, national, supranational, and foreign laws relating to the practice or delivery of pharmacy and other health care or related services, or billing or reimbursement therefor, including without limitation, such laws regarding pharmacy facility and professional licensure, fraud and abuse, kickbacks, self-referrals, fee-splitting, false claims, and the regulation of the

Company (collectively, “Health Care Laws”); provided, however, “Health Care Laws” shall not include Privacy Laws. Neither the Company nor any of its officers, directors, employees, or, to the Company’s knowledge, any agents has been or is currently excluded from participation in the Medicare and Medicaid programs or any other state or federal health care program. Each healthcare professional contracted by the Company’s subsidiary to provide any pharmacy-related services for or on behalf of such subsidiary or its affiliated pharmacies, as applicable, including pharmacists and related personnel, was at the time of providing the clinical services duly licensed or authorized, as applicable, to practice his or her profession in the state where such clinical services were rendered, as applicable, and each healthcare professional that currently provides clinical services is duly licensed or authorized, as applicable, to practice his or her profession in the state in which healthcare professional is performing clinical services. To the Company’s knowledge, no event has occurred and no fact, circumstance or condition exists that has or reasonably may be expected to result in the denial, loss, suspension, revocation, rescission, probation or any other disciplinary action of or to any such professional license or authorization. No such healthcare professional during the performance of services for or on behalf of Company’s subsidiary, as applicable: (i) has been sanctioned or disciplined by any licensing board or any other governmental agency or body, (ii) has had a final judgment or settlement without judgment entered against him or her in connection with a malpractice claim, (iii) has been found liable or responsible for any civil offense reasonably related to qualifications or competence relating to his or her professional practice, and/or (iv) has been terminated for cause related to a violation of a Health Care Law.
4.38Disclosure Materials. The SEC Reports, as of the applicable date of filing, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
4.39No More Favorable Terms. The Company has not entered into any side letter or similar agreement with any other Purchaser in connection with the purchase of Securities hereunder that includes terms and conditions that are more advantageous to such person than Purchaser hereunder in respect of the purchase of the Securities.
SECTION 5.Covenants.
5.01Reasonable Best Efforts. Each party shall use its reasonable best efforts to satisfy each of the conditions to be satisfied by it as provided in SECTION 6 in accordance with the terms of this Agreement, including to amend the Company’s certificate of incorporation in connection with the Share Increase Proposal.
5.02Expenses. Except as otherwise provided elsewhere in this Agreement, the Company and each Purchaser is liable for, and will pay, its own expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement, including, without limitation, attorneys’ and consultants’ fees and expenses.
5.03No Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers, or that will be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any trading market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

5.04Acknowledgement of Irrevocable Proxy Grant. Reference is made to that certain Securities Purchase Agreement, dated as of October 9, 2020, by and among MedAvail, Inc., the Ally Bridge Group Purchasers and the other purchasers party thereto (the "Prior Agreement"). Pursuant to Section 5.05 of the Prior Agreement, from and after October 9, 2020 and until such time as the Ally Bridge Group Purchasers and their controlled Affiliates no longer own any shares of Common Stock (the “Proxy Period”), the Ally Bridge Group Purchasers irrevocably appointed as their proxy and attorney-in-fact the Company and any person designated in writing by the Company, each of them individually, with full power of substitution and resubstitution, to vote, in connection with any matters with respect to which stockholders of the Company cast votes of shares of Common Stock during such period, any and all shares of Common Stock held by the Ally Bridge Group Purchasers or their Affiliates that represent more than 9.99% of the consolidated voting power of all issued and outstanding shares of Common Stock held by all stockholders of the Company entitled to vote on such matters (and, for the avoidance of doubt, the proxy contemplated by this sentence was not be deemed granted with respect to any shares of Common Stock held by the Ally Bridge Group Purchasers and their controlled Affiliates that represent 9.99% or less of the consolidated voting power of all issued and outstanding shares of Common Stock held by all stockholders of the Company entitled to vote on such matters) (collectively, and as more specifically set forth in Section 5.05 of the Prior Agreement, the "Irrevocable Proxy Grant"). The Ally Bridge Group Purchasers hereby acknowledge and agree that (i) the Proxy Period is continuing and has not ended, (ii) the Irrevocable Proxy Grant remains in full force and effect and (iii) the shares of Common Stock purchased by the Ally Bridge Group Purchasers hereunder shall be subject to the Irrevocable Proxy Grant in all respects. In addition, the Company acknowledges and agrees that Section 5.05 of the Prior Agreement remains in full force and effect, and the Company has assumed all rights and obligations of MedAvail, Inc. thereunder.
5.05Indemnification. The Company agrees to indemnify and hold harmless each Purchaser and its Affiliates, and their respective directors, officers, trustees, members, managers, employees, investment advisers, broker-dealers and agents, from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable and documented attorney fees and disbursements and other documented out-of-pocket expenses reasonably incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under this Agreement, and will reimburse any such Person for all such amounts as they are incurred by such Person solely to the extent such amounts have been finally judicially determined not to have resulted from such Person’s fraud or willful misconduct; provided, however, that the Company will not be liable in any such case to the extent that any such losses, claims, damages, liabilities and expenses arises out of or are based upon the inaccuracy of any representations made by such indemnified party in this Agreement, or the failure of such indemnified party to comply with the covenants and agreements contained herein. The liability of the Company under this paragraph shall not exceed the total Purchase Price paid by the Purchaser for the Securities hereunder.
5.06Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed in writing to pay such fees or expenses, (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give written notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, which consent shall not be unreasonably withheld, conditioned or delayed, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. No indemnified party will, except with the consent of the indemnifying party, which consent shall not be unreasonably withheld, conditioned or delayed, consent to entry of any judgment or enter into any settlement.
5.07Share Increase Proposal. At the next meeting of the stockholders of the Company where there is a proposal to approve amending the Company’s certificate of incorporation in order to increase the authorized number of shares of Common Stock as may be necessary to issue the Shares and the Warrant Shares in the Second Closing (the “Share Increase Proposal”), and at every adjournment or postponement thereof, and on every action or approval by written consent or resolution of the stockholders of the Company with respect to the Share Increase Proposal, each Purchaser agrees that such Purchaser shall participate and vote all voting securities held by them or over which they exercise voting power, to approve the Share Increase Proposal. Any such vote shall be cast (and each consent shall be given) by such Purchaser in accordance with such procedures relating thereto so as to ensure that it is duly counted, including for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent. The Company shall further use commercially reasonable efforts to obtain stockholder approval for the Share Increase Proposal.
SECTION 6.Conditions of Obligations.
6.01Conditions of the Purchasers’ Obligations at the Closing. The obligations of the Purchasers under SECTION 2 hereof are subject to the fulfillment, at or prior to the Closing, of all of the following conditions, any of which may be waived in whole or in part by the Purchasers in writing in their absolute discretion.
(a)Representations and Warranties. The representations and warranties of the Company shall be true and correct in all respects on and as of the Closing Date with the same force and effect as if made on and as of the Closing Date (except to the extent such representations and warranties are specifically made on and as of a particular date, in which case such representations and warranties shall be true and correct as of such date).
(b)Performance. The Company shall have performed and complied in all material respects with all covenants, agreements, obligations and conditions contained in this

Agreement that are required to be performed or complied with by it on or prior to the Closing Date.
(c)Compliance Certificate. The Chief Executive Officer of the Company shall have delivered to the Purchasers at the Closing Date a certificate certifying that the conditions specified in Sections 6.01(a) and 6.01(b) of this Agreement have been fulfilled.
(d)Secretary’s Certificate. The Secretary of the Company shall have delivered to the Purchasers at the Closing Date a certificate certifying (i) the Restated Certificate, as amended, of the Company; (ii) the Bylaws of the Company; (iii) resolutions of the Board (or an authorized committee thereof) approving this Agreement and the transactions contemplated by this Agreement; and (iv) a certificate of good standing of the Company.
(e)Qualification under Securities Laws. All registrations, qualifications, permits and approvals, if any, required under applicable federal and state securities laws shall have been obtained for the lawful execution, delivery and performance of this Agreement.
(f)Opinion of Company Counsel. The Purchasers and Cowen shall have received from Wilson Sonsini Goodrich & Rosati, P.C., counsel for the Company, an opinion, dated as of the Closing Date, in substantially the form of Exhibit B attached to this Agreement.
(g)Registration Rights Agreement. The Company shall have delivered to the Purchasers that certain Registration Rights Agreement by and among the Company and the persons and entities set forth therein, to be dated as of the Closing, in substantially the form attached hereto as Exhibit C (the “Registration Rights Agreement”), duly executed by the Company.
(h)Amendment to Certificate of Incorporation. With respect to the Second Closing only, the Company shall have amended the Company’s certificate of incorporation in order to increase the authorized number of shares of Common Stock as may be necessary to issue all the Shares and the Warrant Shares.
(i)No Material Adverse Effect. No Material Adverse Effect shall have occurred that is continuing.
6.02Conditions of the Company’s Obligations. The obligations of the Company under SECTION 2 hereof are subject to the fulfillment, at or prior to the Closing, of all of the following conditions, any of which may be waived in whole or in part by the Company in its absolute discretion.
(a)Representations and Warranties. The representations and warranties of the Purchasers contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date (except to the extent expressly made as of an earlier date in which case as of such earlier date).
(b)Performance. Each Purchaser shall have performed and complied in all material respects with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or prior to the Closing Date.
(c)Qualification under or Exemption from Securities Laws. All registrations, qualifications, permits and approvals, if any, or exemptions therefrom, required under applicable federal and state securities laws shall have been, or will be, obtained for the lawful execution, delivery and performance of this Agreement.
(d)Registration Rights Agreement. Each Purchaser shall have delivered to the Company the Registration Rights Agreement, duly executed by such Purchaser.
(e)Amendment to Certificate of Incorporation. With respect to the Second Closing only, the Company shall have amended the Company’s certificate of incorporation in order to increase the authorized number of shares of Common Stock as may be necessary to issue all the Shares and the Warrant Shares.
SECTION 7.Transfer Restrictions; Restrictive Legend.
7.01Transfer Restrictions. The Purchasers understand that the Company may, as a condition to the transfer of any of the Securities prior to the commencement of the Effectiveness Period (as defined in the Registration Rights Agreement), require that the request for transfer be accompanied by a certificate and/or an opinion of counsel reasonably satisfactory to the Company, to the effect that the proposed transfer does not result in a violation of the Securities Act, unless such transfer is covered by an effective registration statement or by Rule 144 or Rule 144A or any other available exemption from the registration requirements under the Securities Act. The Company will not require such a legal opinion in any transactions in which a Purchaser transfers Securities to an Affiliate of such Purchaser; provided that each transferee agrees in writing to be subject to the terms of this Section 7.01. It is understood that the certificates evidencing the Securities may bear substantially the following legend prior to the commencement of the Effectiveness Period:
“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAWS OR A CERTIFICATE AND/OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED (SUBJECT TO CERTAIN EXCEPTIONS).”
SECTION 8.Registration, Transfer and Substitution of Certificates for Securities.
8.01Stock Register; Ownership of Securities. The Company will keep at its principal office, or will cause its transfer agent to keep, a register in which the Company will provide for the registration of transfers of the Securities. The Company may treat the person in whose name any of the Securities are registered on such register as the owner thereof and the Company shall not be affected by any notice to the contrary. All references in this Agreement to a “holder” of any Securities shall mean the person in whose name such Securities are at the time registered on such register.
SECTION 9.Definitions. Unless the context otherwise requires, the terms defined in this SECTION 9 shall have the meanings specified for all purposes of this Agreement.
“Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including, without limitation, any general partner, managing member, officer or director of such Person or any venture capital fund, hedge fund or private equity fund now or hereafter existing that is controlled by, or under common control with, one or more general partners or managing members of, or shares the same management company with, such Person.
“Ally Bridge Group Purchasers” means ABG WTT-MedAvail Limited and Ally Bridge MedAlpha Master Fund L.P.
“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York or the City of San Francisco are authorized or required by law to remain closed.
“Code” means the Internal Revenue Code of 1986, as amended.
“Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any Person listed in the first paragraph of Rule 506(d)(1).
“Knowledge” including the phrase “to the Company’s Knowledge” shall mean with respect to any statement made to the knowledge of the Company, that statement is based upon the actual knowledge of an executive officer of the Company after due inquiry.
“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect on the Company’s financial condition, assets (including intangible assets), liabilities (actual or contingent) taken as a whole, business or operations of the Company as currently conducted or as currently proposed to be conducted or (b) a material impairment of the ability of the Company to perform its obligations under this Agreement.
“Nasdaq” means The Nasdaq Stock Market, LLC.
“Person” means any natural person, company, corporation, limited liability company, general partnership, limited partnership, trust, proprietorship, joint venture, business organization or governmental entity.
“Purchase Price” means the price per share of Common Stock that is equal to $1.0625.
“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
SECTION 10.Miscellaneous.
10.01Waivers and Amendments. Any term of this Agreement may be amended, waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), discharged or terminated only by an instrument in writing executed by the Company and the Purchasers holding, or having the right to purchase at the Closing, a majority of the Securities purchased or to be purchased hereunder; provided, however, that if any amendment, waiver, discharge or termination operates in a manner that treats any Purchaser in a manner disparate from other Purchasers, the consent of such disparately treated Purchaser shall also be required for such amendment, waiver, discharge or termination.

10.02Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered: (a) when delivered, if delivered personally, (b) four (4) Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid, (c) one (1) Business Day after being sent via a reputable nationwide overnight courier service guaranteeing next Business Day delivery, or (d) when receipt is acknowledged, in the case of email, in each case to the intended recipient as set forth below, with respect to the Company, and to the addresses set forth on the Schedule of Purchasers with respect to the Purchasers.
If to the Company:
MedAvail Holdings, Inc.
4720 E Cotton Gin Loop
Suite 200
Phoenix, AZ 85040
Attention: Mark Doerr and Ramona Seabaugh
with a copy (which shall not constitute notice) to:
Wilson Sonsini Goodrich & Rosati, P.C.
650 Page Mill Road
Palo Alto, CA 94304
Attention: Philip Oettinger and Eric Hsu
or at such other address as the Company or each Purchaser may specify by written notice to the other parties hereto in accordance with this Section 10.02.
10.03Cumulative Remedies. None of the rights, powers or remedies conferred upon the Purchasers on the one hand or the Company on the other hand shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to every other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.
10.04Successors and Assigns. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective parties hereto, the successors and permitted assigns of each Purchaser and the successors of the Company, whether so expressed or not. None of the parties hereto may assign its rights or obligations hereof without the prior written consent of the Company in respect of a Purchaser or the relevant Purchaser in respect of the Company, except that a Purchaser may, without the prior consent of the Company, assign its rights to purchase the Securities hereunder to any of its Affiliates (provided each such Affiliate agrees to be bound by the terms of this Agreement and makes the same representations and warranties set forth in SECTION 3 hereof). This Agreement shall not inure to the benefit of or be enforceable by any other person.
10.05No Third-Party Beneficiaries. Other than Cowen, this Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person. The parties further agree that Cowen may rely on or, if Cowen so requests, be specifically named as an addressee of, the legal opinions to be delivered pursuant to this Agreement.
10.06Headings. The headings of the Sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

10.07Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its conflict of law principles. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in the state courts of Delaware and the United States District Court located in the State of Delaware, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court.
10.08Survival. The representations and warranties of the Purchasers and the Company contained in SECTION 3 and SECTION 4, and the agreements and covenants set forth in Sections 5, 7, 8 and 10 shall survive the Closing for a period of one year in accordance with their respective terms; provided however, that the representations and warranties of the Company set forth in Sections 4.01, 4.03 and 4.04 and the provisions of Sections 5.04 and 5.05 shall survive the Closing until the expiration of any statute of limitations under applicable law. Each Purchaser shall be responsible only for its own representations, warranties, agreements and covenants hereunder.
10.09Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts (including counterparts delivered by facsimile or other electronic format) shall be deemed an original, shall be construed together and shall constitute one and the same instrument. Delivery of an executed Agreement by one party to the other may be made by facsimile or by electronic transmission of a portable document format (PDF) file (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com). This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.
10.10Entire Agreement. This Agreement (including the exhibits and schedules hereto), the Warrants and the Registration Rights Agreement (with respect to the Purchasers that are party thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and, except as set forth below, this agreement supersedes and replaces all other prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof. Notwithstanding the foregoing or anything to the contrary in this Agreement, this Agreement shall not supersede any confidentiality or other non-disclosure agreements that may be in place between the Company and any Purchaser to the extent any such agreement has been entered into.
10.11Severability. If any provision of this Agreement shall be found by any court of competent jurisdiction to be invalid or unenforceable, the parties hereby waive such provision to the extent that it is found to be invalid or unenforceable. Such provision shall, to the maximum extent allowable by law, be modified by such court so that it becomes enforceable, and, as modified, shall be enforced as any other provision hereof, all the other provisions hereof continuing in full force and effect.
10.12Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. Nothing contained herein, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as, and the Company acknowledges that the Purchasers do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group, and the Company will not assert any such claim with respect to such obligations or the transactions contemplated by this Agreement and the Company acknowledges that the Purchasers are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. The Company acknowledges and each Purchaser confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.
10.13Termination. This Agreement shall terminate upon the occurrence of either of the following events:
(a)In the event that the First Closing is not consummated within two (2) weeks of the Effective Date, this Agreement shall automatically terminate.
(b)Upon the mutual consent of the Company and the Purchasers.
10.14Exculpation of Cowen. Each party hereto agrees for the express benefit of Cowen and its affiliates and representatives that:
(a)Neither Cowen nor any of its affiliates or any of their representatives (i) has any duties or obligations other than those specifically set forth herein or in the engagement letter, dated as of January 4, 2022, between the Company and Cowen (the “Engagement Letter”); (ii) shall be liable for any improper payment made in accordance with the information provided by the Company; (iii) makes any representation or warranty, or has any responsibilities as to the validity, accuracy, value or genuineness of any information, certificates or documentation delivered by or on behalf of the Company pursuant to this Agreement or in connection with any of the transactions contemplated hereby and thereby; or (iv) shall be liable (x) for any action taken, suffered or omitted by any of them in good faith and reasonably believed to be authorized or within the discretion or rights or powers conferred upon it by this Agreement or (y) for anything which any of them may do or refrain from doing in connection with this Agreement or any transactions contemplated hereby and thereby; in each case, absent its own gross negligence, fraud or willful misconduct.
(b)Cowen, its affiliates and their representatives shall be entitled to (i) rely on, and shall be protected in acting upon, any certificate, instrument, notice, letter or any other document or security delivered to any of them by or on behalf of the Company, including the representations made by the Company and the Purchasers herein, and (ii) be indemnified by the Company for acting as the placement agents hereunder pursuant the indemnification provisions set forth in the Engagement Letter.
10.15Waiver of Potential Conflicts of Interest. Each of the Purchasers and the Company acknowledges that Wilson Sonsini Goodrich & Rosati, Professional Corporation (“WSGR”) may have represented and may currently represent certain of the Purchasers. In the course of such representation, WSGR may have come into possession of confidential information relating to such Purchasers. Each of the Purchasers and the

Company acknowledges that WSGR is representing only the Company in this transaction. Each of the Purchasers and the Company understands that an affiliate of WSGR may also be a Purchaser under this Agreement. By executing this Agreement, each of the Purchasers and the Company hereby waives any actual or potential conflict of interest which may arise as a result of WSGR’s representation of such persons and entities, WSGR’s possession of such confidential information and the participation by WSGR’s affiliate in the financing. Each of the Purchaser and the Company represents that it has had the opportunity to consult with independent counsel concerning the giving of this waiver.
[Signature page follows]

IN WITNESS WHEREOF, the Company has duly executed this Agreement as of March 30, 2022.
MEDAVAIL HOLDINGS, INC.

By:
Name:   Ramona Seabaugh
Title:   Chief Financial Officer

IN WITNESS WHEREOF, the Purchaser has duly executed this Agreement as of March 30, 2022.
PURCHASER

REDMILE CAPITAL FUND, LP
By: Redmile Group, LLC, its investment manager

By:
Name: Joshua Garcia
Title: Authorized Signatory

Address of Executive Offices:

One Letterman Drive, Suite D3-300
San Francisco, CA 94129

IRS Tax Identification Number:

Telephone Number:

415-489-9980

Facsimile Number:

N/A

E-mail Address:

operations@redmilegrp.com

Additional copies of notices pursuant to the Agreement shall be delivered but not constitute notice, to:

N/A
Email:
Facsimile:    ____________________

IN WITNESS WHEREOF, the Purchaser has duly executed this Agreement as of March 30, 2022.
PURCHASER

REDMILE CAPITAL OFFSHORE MASTER FUND, LTD.
By: Redmile Group, LLC, its investment manager

By:
Name: Joshua Garcia
Title: Authorized Signatory

Address of Executive Offices:

One Letterman Drive, Suite D3-300
San Francisco, CA 94129

IRS Tax Identification Number:

Telephone Number:

415-489-9980

Facsimile Number:

N/A

E-mail Address:

operations@redmilegrp.com

Additional copies of notices pursuant to the Agreement shall be delivered but not constitute notice, to:

N/A
Email:
Facsimile:    ____________________

IN WITNESS WHEREOF, the Purchaser has duly executed this Agreement as of March 30, 2022.
PURCHASER

REDMILE STRATEGIC MASTER FUND, LP – CLASS C
By: Redmile Group, LLC, its investment manager

By:
Name: Joshua Garcia
Title: Authorized Signatory

Address of Executive Offices:

One Letterman Drive, Suite D3-300
San Francisco, CA 94129

IRS Tax Identification Number:

Telephone Number:

415-489-9980

Facsimile Number:

N/A

E-mail Address:

operations@redmilegrp.com

Additional copies of notices pursuant to the Agreement shall be delivered but not constitute notice, to:

N/A
Email:
Facsimile:    ____________________

IN WITNESS WHEREOF, the Purchaser has duly executed this Agreement as of March 30, 2022.
PURCHASER

REDMILE STRATEGIC MASTER FUND, LP – CLASS D
By: Redmile Group, LLC, its investment manager

By:
Name: Joshua Garcia
Title: Authorized Signatory

Address of Executive Offices:

One Letterman Drive, Suite D3-300
San Francisco, CA 94129

IRS Tax Identification Number:

Telephone Number:

415-489-9980

Facsimile Number:

N/A

E-mail Address:

operations@redmilegrp.com

Additional copies of notices pursuant to the Agreement shall be delivered but not constitute notice, to:

N/A
Email:
Facsimile:    ____________________

IN WITNESS WHEREOF, the Purchaser has duly executed this Agreement as of March 30, 2022.
PURCHASER
REDCO II MASTER FUND, L.P.
By: RedCo II (GP), LLC, its general partner
By:
Name: Joshua Garcia
Title: Authorized Signatory
Address of Executive Offices:
One Letterman Drive, Suite D3-300
San Francisco, CA 94129

IRS Tax Identification Number:

Telephone Number:
415-489-9980
Facsimile Number:
N/A
E-mail Address:
operations@redmilegrp.com
Additional copies of notices pursuant to the Agreement shall be delivered but not constitute notice, to:
N/A
Email:
Facsimile:    ____________________

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IN WITNESS WHEREOF, the Company has duly executed this Agreement as of March 30, 2022.
PURCHASER
ALLY BRIDGE MEDALPHA MASTER FUND L.P.
By: Ally Bridge Group (NY) LLC, its manager
By:
Name: Anna Yaeger
Title: President and Portfolio Manager
Address of Executive Offices:
430 Park Avenue, 12th Floor
New York, NY 10022

IRS Tax Identification Number:

Telephone Number:
(646) 809-3771
Facsimile Number:
N/A
E-mail Address:
michael.bendetson@ally-bridge.com

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the Company has duly executed this Agreement as of March 30, 2022.
PURCHASER
ABG WTT-MEDAVAIL LIMITED
By:
Name: Chon Charles Chungsik, its Director
Address:
Unit 3002-3004, 30/F.,
Gloucester Tower The Landmark,
15 Queen’s Road Central, Hong Kong

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IN WITNESS WHEREOF, the Company has duly executed this Agreement as of March 30, 2022.
PURCHASER
ALYESKA INVESTMENT GROUP, L.P.
By:
Name:
Title:
Address of Executive Offices:

IRS Tax Identification Number:

Telephone Number:

Facsimile Number:

E-mail Address:

Additional copies of notices pursuant to the Agreement shall be delivered but not constitute notice, to:

Email:
Facsimile:
IN WITNESS WHEREOF, the Company has duly executed this Agreement as of March 30, 2022.
[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

PURCHASER
FCP Biotech Holding GmbH
By: Stefan Heisserer
Name: Managing Director
Title: FCP Biotech Holding GmbH
Address of Executive Offices:

FCP Biotech Holding GmbH
Freihamer Str. 2
82166 Graefelfing
Germany
IRS Tax Identification Number:

Telephone Number:

Facsimile Number:

E-mail Address:

Additional copies of notices pursuant to the Agreement shall be delivered but not constitute notice, to:

Email:
Facsimile:
[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

Schedule I

Schedule of Purchasers
First Closing:

Name	Shares of Common Stock	Purchase Price	Warrant Shares
Redmile Capital Fund, LP	1,417,282	$1,505,862.13	708,641
Redmile Capital Offshore Master Fund, Ltd.	399,207	$424,157.44	199,603
Redmile Strategic Master Fund, LP – Class C	475,165	$504,862.81	237,582
Redmile Strategic Master Fund, LP – Class D	367,313	$390,270.06	183,656
RedCo II Master Fund, L.P.	11,458,679	$12,174,846.44	5,729,339
ABG WTT-MEDAVAIL LIMITED	11,143,529	$11,839,999.57	5,571,764
ALLY BRIDGE MEDALPHA MASTER FUND L.P.	2,974,117	$3,159,999.32	1,487,058
ALYESKA MASTER FUND, L.P.	7,529,411	$7,999,999.19	3,764,705
FCP Biotech Holding GmbH	1,882,352	$1,999,999.00	941,176
Total	#VALUE!	#VALUE!	#VALUE!

Second Closing:
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Name	Shares of Common Stock	Purchase Price	Warrant Shares
Redmile Capital Fund, LP	944,855	$1,003,908.44	472,427
Redmile Capital Offshore Master Fund, Ltd.	266,139	$282,772.69	133,069
Redmile Strategic Master Fund, LP – Class C	316,778	$336,576.63	158,389
Redmile Strategic Master Fund, LP – Class D	244,876	$260,180.75	122,438
RedCo II Master Fund, L.P.	7,639,117	$8,116,561.81	3,819,558
Total	#VALUE!	#VALUE!	#VALUE!

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

Schedule II
Disclosure Schedule
Section 4.04 (Capitalization)
    The Company has proposed adopting an equity inducement plan of 1,500,000 shares of Common Stock.

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Exhibit A

Form of Warrant

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Exhibit B

Form of Legal Opinion of Wilson Sonsini Goodrich & Rosati,
Professional Corporation

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

Exhibit C

Registration Rights Agreement

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